Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, David Gao, Chief Executive Officer of BMP Sunstone Corporation (the “Company”), hereby certify that:
(1)	The Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007 (the “Form 10-K”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 17, 2008	/s/ DAVID GAO

David Gao
Chief Executive Officer